UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2007 (August 16, 2007)

STATE AUTO FINANCIAL CORPORATION

(STATE AUTO INSURANCE COMPANIES CAPITAL ACCUMULATION PLAN)

(Exact name of registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On August 16, 2007, State Auto Financial Corporation (the “Company”), as plan administrator, engaged Clark, Schaefer, Hackett & Co. (“CS&H”) as the independent registered public accounting firm for the State Auto Insurance Companies Capital Accumulation Plan (the “Plan”) for the year ended December 31, 2007, replacing Ernst & Young LLP (“E&Y”). This action dismisses E&Y as the Plan’s independent registered public accounting firm for the year ended December 31, 2007. The Company’s audit committee authorized the engagement of CS&H and the dismissal of E&Y.

The reports of E&Y on the financial statements of the Plan as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits of such financial statements as of and for the years ended December 31, 2006 and 2005 and through August 16, 2007, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure with respect to the Plan.

As of and for the years ended December 31, 2006 and 2005 and through August 16, 2007, there were no “reportable events” with respect to the Plan as that term is defined in Item 304(a)(1)(v) of Regulation S–K.

The change in the accounting firm described above pertains only to the financial statements of the Plan and does not affect E&Y’s engagement as the independent registered public accounting firm of the Company for its 2007 fiscal year.

The Plan provided a copy of the foregoing disclosures to E&Y and requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the aforementioned statements. A copy of the letter furnished in response to that request is filed as Exhibit 16 to this Form 8–K.

During the years ended December 31, 2006 and 2005 and through August 16, 2007, the Company did not consult with CS&H with respect to the Plan regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S–K.

Section 9. Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
16	Letter from Ernst & Young LLP, dated August 22, 2007, regarding change in certifying accountant of the State Auto Insurance Companies Capital Accumulation Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION (State Auto Insurance Companies Capital Accumulation Plan)

Date: August 22, 2007	By	/s/ Steven E. English
Vice President and Chief Financial Officer (Signing on behalf of State Auto Financial Corporation as Plan Administrator of the State Auto Insurance Companies Capital Accumulation Plan)

Date: August 22, 2007	By	/s/ James A. Yano
Vice President, Secretary and General Counsel (Signing on behalf of State Auto Financial Corporation as Plan Administrator of the State Auto Insurance Companies Capital Accumulation Plan)

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EXHIBIT INDEX

Exhibit No.	Description
16	Letter from Ernst & Young LLP, dated August 22, 2007, regarding change in certifying accountant of the State Auto Insurance Companies Capital Accumulation Plan.

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